UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 5, 2011

APPLIED NATURAL GAS FUELS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-29735	88-0350286
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31111 Agoura Road
Suite 208
Westlake Village, California 91361
(Address of principal executive offices) (Zip Code)

818-450-3650
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 5, 2011, Applied Natural Gas Fuels, Inc. (the “Company,” “we” or “us”) accepted the resignation of A. Bradley Gabbard as our Chief Financial Officer and Principal Accounting Officer. Mr. Gabbard had been with the Company since September 2009 and had served as our CFO and Principal Accounting Officer since May 2010. Mr. Gabbard’s resignation was not in connection with any disagreement between Mr. Gabbard and the Company.

In connection with the foregoing, effective July 5, 2011, we appointed Edward McKenna, Jr. to serve as our Chief Financial Officer and Principal Accounting Officer. Prior to joining the Company, Mr. McKenna (age 53) served as a consultant and advisor to several media and technology businesses. From 2005 to 2009, he served as Executive Vice President and Chief Financial Officer for Fox Interactive Media, Inc. and from 2003 to 2005 served as Senior Vice President, Finance for Fox Entertainment Group. Prior to Fox Interactive Media, Mr. McKenna worked as the chief financial officer at several companies in the media and broadcasting industry. Mr. McKenna received a B.S. in Business Administration from California State University, Northridge. He is also a Certified Public Accountant in California, New York, and Illinois.

In connection with his appointment, we entered into an Employment Agreement with Mr. McKenna (the “Employment Agreement”), pursuant to which we have agreed to employ Mr. McKenna at an annual base salary of $175,000 and other discretionary bonuses, plus certain standard and customary fringe benefits. We have also granted to Mr. McKenna an option to purchase 200,000 shares of our common stock at an exercise price of $0.58 per share, of which 40,000 were immediately exercisable upon grant and the remaining 160,000 shares vest in four equal annual installments over a period of four (4) consecutive years. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement filed as Exhibit 10.1 to this report and incorporated herein by this reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                      Description

10.1	Employment Agreement, dated June 24, 2011, by and between the Company and Edward McKenna, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Natural Gas Fuels, Inc.

Date: July 8, 2011	By:	/s/ Cem Hacioglu
Cem Hacioglu
Chief Executive Officer